Ford F-Series, Vans Combine for Best Sales Since 2005, F-Series Sales Increase for 16th Consecutive Month, Ford SUVs Climb 21 Percent; Lincoln Navigator Up 102 Percent www.twitter.com/Ford A U G U S T 2 0 1 8 S A L E S Total Vehicle Retail Fleet Truck SUV Car U.S. Sales 218,504 165,794 52,710 102,173 78,809 37,522 Versus August 2017 4.1% 1.1% 15.0% 5.7% 20.1% -21.3% H I G H L I G H T S “F-Series completed 16 straight months of sales gains, while Ford Brand SUVs were up 21 percent in August. With greater production ƒ Ford Motor Company’s August U.S. sales totaled output and stronger stock positions, our two newest products had a terrific August. Sales of our all-new Expedition were up a strong 95 218,504 vehicles – an increase of 4.1 percent percent. Right now, the hottest vehicle in America is our all-new Lincoln overall and 1.1 percent at retail Navigator, which saw sales expand by more than 100 percent in ƒ Fleet sales of 52,710 vehicles climbed 15.0 August.” – Mark LaNeve, Ford vice president, U.S. Marketing, Sales and Service percent, with commercial fleet turning in a strong 20 percent gain W I N N I N G P O R T F O L I O ƒ Ford’s overall average transaction pricing Consistent growth for America’s expanded $1,400 in August, growing at twice the best-selling vehicle continues; on total sales of 81,839 pickups, F- rate of the overall industry average Series hits 16 straight months of gains. High trim series Super Duty ƒ Ford is America’s top seller of trucks, SUVs and made up more than half of Super vans combined, with these vehicles totaling 174,443 Duty retail sales, with record Super Duty pricing of $58,700 per truck. sales last month – a gain of 11.4 percent; this year, Ford pickup trucks Ford brand pickups, vans and SUVs posted sales of Ford SUVs turned in double-digit 1,300,400 vehicles – up 3.5 percent gains last month. Expedition was up 94.6 percent, with high series SUVs ƒ Ford F-Series marked its 16th consecutive month driving a $13,100 increase in transaction prices. Explorer had its of year-over-year gains, on sales of 81,839 pickups, best August in 14 years, on total making it the best August F-Series month since 2005 sales of 21,599 vehicles. Both vehicles along with the all-new Ford SUVs ƒ Ford brand SUVs post a 21 percent increase last EcoSport are big growth drivers. month, on sales of 72,270 vehicles Mustang continues to bolster its leadership position as America’s ƒ Both Ford Expedition and Ford Explorer turned in best-selling sports car. Mustang saw big months; Expedition was up 94.6 percent, while sales of 7,487 cars in August, a 35.3 percent gain over a year ago. Explorer gained 19.2 percent Mustang has built more than 10 million cars over the last 54 years. ƒ Sales of Ford Mustang climbed 35.3 percent for Ford Performance August, with total sales of 7,487 cars ƒ As one of the hottest vehicles in America, all-new As the world’s best-selling cargo van and America’s No. 1-selling van, Lincoln Navigator continues its dash off dealer lots, Transit turned in a 25.1 percent with sales up 101.6 percent in August increase in August, with 12,725 vehicles sold. Business confidence # # # remains strong, providing continued About Ford Motor Company strong support for Transit sales. Ford Motor Company is a global company based in Dearborn, Michigan. The Ford commercial vans company designs, manufactures, markets and services a full line of Ford Lincoln Navigator continues its cars, trucks, SUVs, electrified vehicles and Lincoln luxury vehicles, provides move up the sales charts, posting a financial services through Ford Motor Credit Company and is pursuing 101.6 percent gain in August leadership positions in electrification, autonomous vehicles and mobility versus a year ago. California solutions. Ford employs approximately 201,000 people worldwide. For more continues to be one of the biggest information regarding Ford, its products and Ford Motor Credit Company, growth markets, with retail sales up please visit www.corporate.ford.com. 230 percent in August. Transaction prices were up $29,900 last month, *U.S. sales volume reflects transactions with (i) retail and fleet customers Lincoln totaling $84,000 per SUV. (as reported by dealers), (ii) government and (iii) Ford management. Average transaction pricing based on J.D. Power and Associates PIN data.

A U G U S T 2 0 1 8 I N V E N T O R Y / F L E E T R E S U LT S )25'02725&203$1< AUGUST 2018 August 2018 August CYTD Fleet Percent of Percent of YOY Change YOY Change Segment Total Sales Total Sales Rental 2.4% 0.3 points 12.1% (0.1) points Commercial 14.8% 2.0 points 13.0% 1.0 points Government 6.9% (0.0) points 6.0% (0.3) points Total Fleet 24.1% 2.3 points 31.2% 0.6 points August 2018 July 2018 August 2017 Gross Stock Units at Units at Units at Days' Supply Days' Supply Days' Supply (incl. in-transit) Month-End Month-End Month-End Cars 118,819 85 130,733 90 150,338 85 SUVs 214,430 73 209,155 72 183,080 75 Trucks 272,602 72 265,247 71 297,412 83 Total 605,851 75 605,135 75 630,830 81 August 2018 July 2018 August 2017 Dealer Stock Units at Units at Units at Days' Supply Days' Supply Days' Supply (on ground) Month-End Month-End Month-End Cars 99,558 72 112,093 77 125,340 71 SUVs 174,216 60 182,091 62 148,671 61 Trucks 210,134 56 211,761 57 244,166 68 Total 483,908 60 505,945 63 518,177 67 C O N TA C T Erich Merkle 313.806.4562 emerkle2@ford.com